                                                                    Exhibit 99.1

                         PRELIMINARY - SUBJECT TO CHANGE

                      STRUCTURAL AND COLLATERAL TERM SHEET





                 SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.
               MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2000-C2
         CLASSES A1, A2, B, C, D, E, F AND G $711,455,000 (APPROXIMATE)

                                  -------------

                            CMBS NEW ISSUE TERM SHEET
                                  -------------


                                 AUGUST 3, 2000







                               SALOMONSMITHBARNEY


PAINEWEBBER, INC.                                          CHASE SECURITIES INC.

                           ARTESIA BANKING CORPORATION




All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This Term Sheet is furnished to prospective investors on a confidential basis solely for the purposes of evaluating the investment offered hereby. The information contained herein may not be reproduced or used in whole or in part for any other purpose.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. No underwriter makes any representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. Each underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

This material is furnished to you by one of the underwriters listed above, and not by the issuer of the securities. None of the underwriters listed above is acting as agent for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.

                         PRELIMINARY - SUBJECT TO CHANGE

                      STRUCTURAL AND COLLATERAL TERM SHEET


CONTACT INFORMATION
-------------------

                                           PHONE               FAX                   EMAIL
                                           -----               ---                   -----
SSB           TRADING/DISTRIBUTION
              Paul Vanderslice        (212) 723-6156     (212) 723-8599    paul.t.vanderslice@ssmb.com
              Jeff Lewis              (212) 723-6156     (212) 723-8599            jeff.lewis@ssmb.com
              Jeff Sturdevant         (212) 723-6156     (212) 723-8599       jeff.sturdevant@ssmb.com

              FINANCE
              Angela Hutzel           (212) 816-8087     (212) 816-8307       angela.j.hutzel@ssmb.com
              Joseph Siragusa         (212) 816-7973     (212) 816-8307       joseph.siragusa@ssmb.com
              Elsie Mao               (212) 816-1299     (212) 816-8307             elsie.mao@ssmb.com

              ANALYTICS
              Nancy Wilt              (212) 816-7808     (212) 816-8307            nancy.wilt@ssmb.com

PAINEWEBBER   TRADING/DISTRIBUTION
              Renny Mendez            (212) 713-4002     (212) 713-2638        Rmendez@painewebber.com
              John Otis               (212) 713-4002     (212) 713-2638          Jotis@painewebber.com
              Michael Kislin          (212) 713-4002     (212) 713-2638        Mkislin@painewebber.com

              FINANCE
              Ron Wechsler            (212) 713-8963     (212) 713-3006       Rwechsle@painewebber.com
              Mark Lebowitz           (212) 713-7954     (212) 713-8606       Mlebowit@painewebber.com
              Scott Stein             (212) 713-3625     (212) 713-3006         Sstein@painewebber.com

              ANALYTICS
              Edmond Chan             (212) 713-8377     (212) 713-8606          Echan@painewebber.com
              Ivan Zeron              (212) 713-3920     (212) 713-8606         Izeron@painewebber.com

CHASE         Scott Davidson          (212) 834-3813     (212) 834-6598       scott.davidson@chase.com
              Marty Friedman          (212) 834-5727     (212) 834-6793       marty.friedman@chase.com
              Glenn Riis              (212) 834-3813     (212) 834-6572           glenn.riis@chase.com
              David McNamara          (212) 834-3813     (212) 834-6572       david.mcnamara@chase.com

ARTESIA       Frank Persyn           011-322-204-3781   011-322-204-3751     Frank.Persyn@artesiabc.be
              Diana Kelsey Kutas      (425) 313-3999     (425) 313-1005      Diana@artesiamortgage.com



All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This Term Sheet is furnished to prospective investors on a confidential basis solely for the purposes of evaluating the investment offered hereby. The information contained herein may not be reproduced or used in whole or in part for any other purpose.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. No underwriter makes any representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. Each underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

This material is furnished to you by one of the underwriters listed above, and not by the issuer of the securities. None of the underwriters listed above is acting as agent for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.

                         PRELIMINARY - SUBJECT TO CHANGE

                      STRUCTURAL AND COLLATERAL TERM SHEET

                                  BOND CLASSES


                                    SERIES 2000-C2 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
-----------------------------------------------------------------------------------------------------------------------------------
                        INITIAL         APPROX.
                       AGGREGATE         % OF
                       PRINCIPAL        INITIAL    APPROX.                       WEIGHTED
                       BALANCE OR       MORTGAGE   INITIAL                        AVERAGE                             PRINCIPAL
                        NOTIONAL         POOL      CREDIT    PASS-THROUGH RATE      LIFE                  ERISA        PAYMENT
CLASS   RATINGS (1)      AMOUNT         BALANCE    SUPPORT    DESCRIPTION (4)    (YEARS)(3)   DELIVERY   ELIGIBLE     WINDOW (3)
A-1       Aaa/AAA     $115,894,000       14.74%     23.50%        Fixed Rate        5.70         DTC       Yes      09/00 - 06/09
A-2       Aaa/AAA     $485,501,000       61.76%     23.50%        Fixed Rate        9.25         DTC       Yes      06/09 - 04/10
B         Aa2/AA      $ 33,411,000        4.25%     19.25%      Fixed/WAC Cap       9.71         DTC       N/A      04/10 - 05/10
C          A2/A       $ 33,411,000        4.25%     15.00%      Fixed/WAC Cap       9.75         DTC       N/A      05/10 - 06/10
D          A3/A-      $  7,862,000        1.00%     14.00%      Fixed/WAC Cap       9.82         DTC       N/A      06/10 - 06/10
E        Baa1/BBB+    $ 11,792,000        1.50%     12.50%      Fixed/WAC Cap       9.82         DTC       N/A      06/10 - 06/10
F        Baa2/BBB     $ 13,757,000        1.75%     10.75%           WAC            9.82         DTC       N/A      06/10 - 06/10
G        Baa3/BBB-    $  9,827,000        1.25%      9.50%           WAC            9.82         DTC       N/A      06/10 - 06/10

PRIVATELY PLACED CLASSES
X         Aaa/AAA     $786,138,492(2)   100.00%      N/A        Variable Rate       N/A          N/A       N/A           N/A
H          NR/BB+     $ 21,619,000        2.75%      6.75%        Fixed Rate        N/A          N/A       N/A           N/A
J         Ba2/BB      $ 13,757,000        1.75%      5.00%        Fixed Rate        N/A          N/A       N/A           N/A
K         Ba3/BB-     $  5,896,000        0.75%      4.25%        Fixed Rate        N/A          N/A       N/A           N/A
L          B1/B+      $  5,896,000        0.75%      3.50%        Fixed Rate        N/A          N/A       N/A           N/A
M          B2/B       $  8,844,000        1.12%      2.38%        Fixed Rate        N/A          N/A       N/A           N/A
N          B3/B-      $  6,879,000        0.88%      1.50%        Fixed Rate        N/A          N/A       N/A           N/A
P          NR/NR      $ 11,792,492        1.50%      N/A          Fixed Rate        N/A          N/A       N/A           N/A
        Total
        Securities:   $786,138,492
----------------------------------------------------------------------------------------------------------------------------------

(1) Ratings shown are those of Moodys Investor's Service and Fitch Inc., respectively.
(2) Initial aggregate notional amount. The aggregate notional amount of the class "X" certificates will be used solely to calculate the accrual of interest with respect to those certificates. The class "X" certificates will not have principal balances and will not entitle their holders to payments of principal. They will, however, entitle their holders to prepayment premiums, if any. The pass-through rate of the class "X" certificate is the excess of the Weighted Average Pool Pass-Through Rate over the respective pass-through rates of the other classes of certificates identified in the table above.
(3) Calculated based upon the assumption that the borrower will: a) not prepay the loan prior to the stated maturity, b) if applicable, pay the loan in full, on any anticipated repayment date, c) make all payments in a timely fashion, d) not receive a balloon extension, e) no cleanup call, and f) no loan repurchase.
(4)  (i)    The pass-through rate for publicly offered classes A1 and A2 will be equal to a fixed rate.
     (ii)   The pass-through rate for publicly offered classes B-E will be the lesser of a) a fixed rate and b) the Weighted Average Pool
            Pass-Through Rate.
     (iii)  The pass-through rate for publicly offered classes F and G will be equal to the Weighted Average Pool Pass-Through Rate.


                               STRUCTURAL OVERVIEW

                                     [CHART]


All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This Term Sheet is furnished to prospective investors on a confidential basis solely for the purposes of evaluating the investment offered hereby. The information contained herein may not be reproduced or used in whole or in part for any other purpose.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. No underwriter makes any representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. Each underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

This material is furnished to you by one of the underwriters listed above, and not by the issuer of the securities. None of the underwriters listed above is acting as agent for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.

                         PRELIMINARY - SUBJECT TO CHANGE

                      STRUCTURAL AND COLLATERAL TERM SHEET


                 SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.
         Commercial Mortgage Pass-Through Certificates, Series 2000-C2
                          $ 711,455,000 (Approximate)

KEY FEATURES:
Lead Manager and Underwriter:    Salomon Smith Barney Inc.
Book Runner:                     Salomon Smith Barney Inc.
Co-Managers and Underwriters:    PaineWebber Incorporated; Chase Securities
                                 Incorporated; Artesia Banking Corporation
Loan Originators:                Salomon Brothers Realty Corp. ("SBRC")
                                 Paine Webber Real Estate Securities Inc. ("PW")
                                 Artesia Mortgage Capital Corporation ("AMCC")
                                 Orix Real Estate Capital Markets, LLC ("ORIX")
Master Servicer:                 Orix
Special Servicer:                Orix
Trustee:                         Wells Fargo Bank Minnesota, N.A.
Cut-Off Date:                    August 1, 2000 (except for one loan with a
                                 cut-off date of August 5, 2000)
Payment Delay:                   17 days
Payment Date:                    18th of each month, or the following business
                                 day (commencing in September, 2000)
ERISA Eligibility:               Classes "A1" and "A2" are expected to be ERISA
                                 eligible under lead manager's exemption. Other
                                 classes of offered certificates may be
                                 purchased by ERISA plans only under another
                                 exemption (e.g. QPAM, INHAM, if available)
Structure:                       Sequential Pay
Offering Type:                   Public - Classes A1-G; Private - Classes X, H-P
Day Count:                       30/360
Tax Treatment:                   REMIC
Rated Final Distribution Date:   July 1, 2033
Minimum Denomination:            $10,000 (classes A - G)

COLLATERAL FACTS:(a)(b)(c)

Initial Pool Balance:                                        $786,138,493
Number of Mortgage Loans:                                             194
Number of Properties                                                  211
Average Loan Cut-off Date Balance:                             $4,052,260($782,840 to $31,483,555)
Weighted Average Mortgage Rate:                                    8.295%(6.750% to 9.400%)
Weighted Average U/W NCF DSCR:                                      1.33x(1.15x to 3.26x)(d)
Weighted Average Cut-off Date LTV Ratio:                           70.83%(22.13% to 85.28%)
Weighted Average Remaining Term to Scheduled Maturity/ARD:       116 mos.(55 mos. to 234 mos.)
Weighted Average Remaining Amortization Term:                    338 mos.(99 mos. to 359 mos.)
Weighted Average Seasoning:                                        8 mos.(1 mos. to 25 mos.)

(a) For each weighted average characteristic presented in the table, the range of individual values for that characteristic appears in parenthesis.
(b) For purposes of this Term Sheet, weighted averages are calculated according to the Cut-off Date principal balances of the individual mortgage loans or allocated principal balances of the mortgaged properties, as applicable.
(c) For purposes of this Term Sheet, mortgage loans that are part of a cross-collateralized group are presented as individual mortgage loans (without regard to the cross-collateralization), except where otherwise indicated.
(d) Minimum U/W NCF DSCR excluded CTL loans.



All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This Term Sheet is furnished to prospective investors on a confidential basis solely for the purposes of evaluating the investment offered hereby. The information contained herein may not be reproduced or used in whole or in part for any other purpose.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. No underwriter makes any representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. Each underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

This material is furnished to you by one of the underwriters listed above, and not by the issuer of the securities. None of the underwriters listed above is acting as agent for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.

                         PRELIMINARY - SUBJECT TO CHANGE

                      STRUCTURAL AND COLLATERAL TERM SHEET


                 SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.
         Commercial Mortgage Pass-Through Certificates, Series 2000-C2
                           $711,455,000 (Approximate)


                                                         AGGREGATE     % OF INITIAL
                                           NUMBER OF   CUT-OFF DATE      MORTGAGE     WTD. AVG.
                                            MORTGAGE     PRINCIPAL        POOL         U/W NCF
       LOAN ORIGINATORS                      LOANS        BALANCE        BALANCE        DSCR
-----------------------------------------------------------------------------------------------
 Salomon Brothers Realty Corp.                 52      $ 297,922,193      37.90%        1.32x
 PaineWebber Real Estate Securities Inc.       61        276,301,631      35.15          1.31
 Artesia Mortgage Capital Corp.                69        133,176,088      16.94          1.36
 Orix Real Estate Capital Markets              12         78,738,581      10.02          1.34
-----------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE                        194      $ 786,138,493     100.00%        1.33X
-----------------------------------------------------------------------------------------------

                                       AGGREGATE
                          NUMBER OF   CUT-OFF DATE    % OF INITIAL   WTD. AVG.
                          MORTGAGED     PRINCIPAL       MORTGAGE      U/W NCF
STATE                    PROPERTIES      BALANCE      POOL BALANCE      DSCR
-------------------------------------------------------------------------------
California                   40       $ 127,668,588      16.24%         1.31x
New York                     22          81,336,540      10.35          1.37
Ohio                          8          53,484,178       6.80          1.39
Florida                      15          53,282,130       6.78          1.33
Washington                    9          42,471,715       5.40          1.34
Massachusetts                14          40,966,930       5.21          1.27
Texas                        14          39,211,564       4.99          1.32
Other                        89         347,716,848      44.23          1.32
-------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE      211       $ 786,138,493     100.00%         1.33X
-------------------------------------------------------------------------------

All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This Term Sheet is furnished to prospective investors on a confidential basis solely for the purposes of evaluating the investment offered hereby. The information contained herein may not be reproduced or used in whole or in part for any other purpose.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. No underwriter makes any representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. Each underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

This material is furnished to you by one of the underwriters listed above, and not by the issuer of the securities. None of the underwriters listed above is acting as agent for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.

                         PRELIMINARY - SUBJECT TO CHANGE

                      STRUCTURAL AND COLLATERAL TERM SHEET


                 SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.
         Commercial Mortgage Pass-Through Certificates, Series 2000-C2
                          $711,455,000 (Approximate)



                                       AGGREGATE
                         NUMBER OF   CUT-OFF DATE    % OF INITIAL   WTD. AVG.
  RANGE OF U/W NCF        MORTGAGE     PRINCIPAL       MORTGAGE      U/W NCF
        DSCR               LOANS        BALANCE      POOL BALANCE     DSCR
-------------------------------------------------------------------------------
   1.00x to 1.09x (1)         3      $   7,744,281        0.99%       1.01x
   1.10x to 1.19x             5          6,376,657        0.81        1.18
   1.20x to 1.24x            35        163,292,997       20.77        1.23
   1.25x to 1.29x            54        275,461,458       35.04        1.27
   1.30x to 1.39x            42        180,783,851       23.00        1.33
   1.40x to 1.49x            28         99,113,477       12.61        1.43
   1.50x to 1.59x            10         23,122,028        2.94        1.55
   1.60x to 1.69x             7         13,686,447        1.74        1.65
   1.70x to 1.79x             5          7,670,596        0.98        1.73
   1.80x to 3.59x             5          8,886,702        1.13        2.59
-------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE      194      $ 786,138,493      100.00%       1.33X
-------------------------------------------------------------------------------

(1) CTL loans


                                             AGGREGATE
                            NUMBER OF       CUT-OFF DATE    % OF INITIAL     WTD. AVG.
 RANGE OF CUT-OFF DATE       MORTGAGE        PRINCIPAL        MORTGAGE        U/W NCF
       LTV RATIO               LOANS          BALANCE       POOL BALANCE        DSCR
------------------------------------------------------------------------------------------
   0.00%  to  49.99%            14        $    19,260,477       2.45%           1.97x
  50.00%  to  54.99%            13             18,812,454       2.39            1.49
  55.00%  to  59.99%            13             50,250,627       6.39            1.36
  60.00%  to  64.99%            15             66,654,701       8.48            1.31
  65.00%  to  69.99%            32            100,113,825      12.73            1.37
  70.00%  to  74.99%            63            307,699,404      39.14            1.31
  75.00%  to  79.99%            39            195,165,704      24.83            1.27
  80.00%  to  84.99%             4             25,025,792       3.18            1.22
  85.00%  to  89.99%             1              3,155,510       0.40            1.01
------------------------------------------------------------------------------------------
TOTAL / WEIGHTED AVERAGE       194        $   786,138,493     100.00%           1.33X
------------------------------------------------------------------------------------------


                                       AGGREGATE CUT-  % OF INITIAL  MAXIMUM CUT-              WTD. AVG.                WTD. AVG.
                          NUMBER OF      OFF DATE        MORTGAGE     OFF DATE      WTD. AVG.   STATED     WTD. AVG.  CUT-OFF DATE
                          MORTGAGED      PRINCIPAL         POOL       PRINCIPAL     MORTGAGE   REMAINING    U/W NCF      LOAN-TO-
PROPERTY TYPES            PROPERTIES      BALANCE         BALANCE      BALANCE        RATE     TERM (MO.)    DSCR       VALUE RATIO
-----------------------------------------------------------------------------------------------------------------------------------
Office                       46       $  269,198,624      34.24%     $ 29,159,803    8.344%       115        1.30x        68.81%
Anchored Retail              11          112,813,598      14.35        31,483,555    8.361        112        1.28         75.52
Industrial                   35          101,271,591      12.88        12,558,042    8.298        117        1.33         69.88
Multifamily                  41           97,345,435      12.38        14,385,472    8.180        116        1.29         74.71
Unanchored Retail            39           85,889,380      10.93         6,319,280    8.187        113        1.36         68.40
Industrial/Office            12           46,071,582       5.86        18,874,391    8.374        111        1.36         71.57
Mixed Use                     9           25,669,635       3.27        11,426,513    8.257        110        1.64         64.73
Mobile Home Park              5           18,603,586       2.37         6,815,006    8.297        110        1.36         74.65
Limited Service Hotel         5           12,973,506       1.65         5,795,196    7.475        169        1.60         69.55
CTL                           3            7,744,281       0.99         3,155,510    8.931        231        1.01         81.99
Self Storage                  4            6,636,104       0.84         2,596,919    8.439        108        1.41         61.09
Assisted Living               1            1,921,171       0.24         1,921,171    9.140        112        1.85         65.79
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL / WEIGHTED AVERAGE    211       $  786,138,493     100.00%                     8.295%       116        1.33X        70.83%
-----------------------------------------------------------------------------------------------------------------------------------



All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This Term Sheet is furnished to prospective investors on a confidential basis solely for the purposes of evaluating the investment offered hereby. The information contained herein may not be reproduced or used in whole or in part for any other purpose.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. No underwriter makes any representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. Each underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

This material is furnished to you by one of the underwriters listed above, and not by the issuer of the securities. None of the underwriters listed above is acting as agent for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.

                         PRELIMINARY - SUBJECT TO CHANGE

                      STRUCTURAL AND COLLATERAL TERM SHEET


                           STRUCTURAL OVERVIEW - CONT.

-    The Mortgage Pool will be comprised of one Loan Group

     Principal will be paid sequentially to Class A1, A2, B, C, D, E, F, G, H, J, K, L, M, N and P Certificates (If principal balances of all such Classes other than Classes A1 and A2 have reduced to zero, principal will be allocated to Class A1 and A2 pro-rata)


- Class X will receive interest payments pro-rata (based on interest entitlements) with interest on the Class A1 and Class A2 Certificates each month

- Each of the Classes (except Class X) will be subordinate to earlier alphabetically lettered classes (Losses will be allocated in reverse alphabetical order to Classes with certificate balances and pro-rata between Classes A1 and A2)

- The Master Servicer will cover prepayment interest shortfalls, up to the portion of the Master Servicing Fee equal to 0.01% per annum and any prepayment interest excesses. Net prepayment interest shortfalls (after application of prepayment interest excesses and Servicer coverage from the Master Servicing Fee) will be allocated pro-rata based on interest entitlements with respect to each of the certificate classes

-    All Classes will pay interest on a 30/360 basis

- Shortfalls resulting from Master Servicer and Special Servicer modifications, Special Servicer compensation or other extraordinary trust fund expenses or realized losses will be allocated in reverse alphabetical order to Classes with certificate balances (in the case of the Class A1 and Class A2 certificates, pro-rata based on certificate balances)

- The pass-through rate with respect to the IO is protected from loan modifications and/or waivers which reduce individual Mortgage Rates










All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This Term Sheet is furnished to prospective investors on a confidential basis solely for the purposes of evaluating the investment offered hereby. The information contained herein may not be reproduced or used in whole or in part for any other purpose.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. No underwriter makes any representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. Each underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

This material is furnished to you by one of the underwriters listed above, and not by the issuer of the securities. None of the underwriters listed above is acting as agent for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.

                         PRELIMINARY - SUBJECT TO CHANGE

                      STRUCTURAL AND COLLATERAL TERM SHEET


                              PREPAYMENT PROVISIONS

      INITIAL LOAN POOL PREPAYMENT RESTRICTIONS COMPOSITION OVER TIME (1)

                                                                   MONTHS FOLLOWING CUT-OFF DATE
                                 -------------------------------------------------------------------------------------------------
PREPAYMENT RESTRICTION              0         12        24        36        48        60        72        84        96       108
----------------------              -         --        --        --        --        --        --        --        --       ---
Remaining Pool Balance (2)       100.00%    99.10%    98.12%    97.06%    95.93%    94.37%    93.01%    91.54%    88.93%    72.65%
Locked (3)                       100.00     99.88     99.76     97.91     90.30     88.91     89.13     89.37     90.05     75.00
Yield Maintenance                  0.00      0.12      0.24      2.09      9.70     11.09     10.87     10.63      8.92      5.31
5% Premium                         0.00      0.00      0.00      0.00      0.00      0.00      0.00      0.00      0.00      0.00
4% Premium                         0.00      0.00      0.00      0.00      0.00      0.00      0.00      0.00      0.00      0.00
3% Premium                         0.00      0.00      0.00      0.00      0.00      0.00      0.00      0.00      0.00      0.00
2% Premium                         0.00      0.00      0.00      0.00      0.00      0.00      0.00      0.00      0.00      0.00
1% Premium                         0.00      0.00      0.00      0.00      0.00      0.00      0.00      0.00      0.00      0.00
Open                               0.00      0.00      0.00      0.00      0.00      0.00      0.00      0.00      1.03     19.69
----------------------------------------------------------------------------------------------------------------------------------
Total                            100.00%   100.00%   100.00%   100.00%   100.00%   100.00%   100.00%   100.00%   100.00%   100.00%
==================================================================================================================================

(1) All numbers, unless otherwise noted, are expressed as a percentage of the aggregate pool balance at the specified point in time.
(2) Remaining aggregate mortgage loan pool balance as a percentage of the Initial Pool Balance at the specified point in time.
(3)  Locked includes Loans in defeasance.


                               PREPAYMENT PREMIUM


                                                AGGREGATE       % OF INITIAL                                     WTD. AVG.
                                 NUMBER OF    CUT-OFF DATE        MORTGAGE      HIGHEST CUT-OFF    WTD. AVG.      STATED
                                  MORTGAGE      PRINCIPAL           POOL         DATE PRINCIPAL     MORTGAGE     REMAINING
PREPAYMENT PREMIUM                 LOANS         BALANCE           BALANCE          BALANCE           RATE       TERM (MO.)
---------------------------------------------------------------------------------------------------------------------------
Lockout/Defeasance                  133       $ 690,375,207        87.82%       $   31,483,555       8.339%         115
Lockout/> of YM or 1%                61          95,763,286        12.18            16,949,946       7.980          121
---------------------------------------------------------------------------------------------------------------------------
TOTAL / WEIGHTED AVERAGE            194       $ 786,138,493       100.00%                            8.295%         116
---------------------------------------------------------------------------------------------------------------------------

                                  WTD. AVG.     WTD. AVG. CUT-
                                   U/W NCF      OFF DATE LOAN-
PREPAYMENT PREMIUM                  DSCR        TO-VALUE RATIO
---------------------------------------------------------------
Lockout/Defeasance                  1.31x          72.15%
Lockout/> of YM or 1%               1.41           61.34
---------------------------------------------------------------
TOTAL / WEIGHTED AVERAGE            1.33X          70.83%
---------------------------------------------------------------


                      PREPAYMENT PREMIUM BY MORTGAGE RATE


                                                                                                                     BALANCE
                                                                                                                     LOCKOUT
                                         AGGREGATE      % OF INITIAL                 WTD. AVG.      % OF POOL         THEN
                         NUMBER OF     CUT-OFF DATE       MORTGAGE      WTD. AVG.     STATED         BALANCE       GREATER OF
                          MORTGAGE       PRINCIPAL          POOL        MORTGAGE     REMAINING     LOCKOUT THEN     1% OR YLD.
    MORTGAGE RATE          LOANS          BALANCE          BALANCE        RATE       TERM (MO.)     DEFEASANCE        MAINT.
---------------------------------------------------------------------------------------------------------------------------------
   6.75%  to  6.99%          3        $    3,460,285        0.44%        6.820%          99             0.00%          0.44%
   7.00%  to  7.24%          7             9,560,250        1.22         7.121          145             0.00           1.22
   7.25%  to  7.49%         14            24,771,877        3.15         7.348          148             1.64           1.51
   7.50%  to  7.74%         16            40,815,378        5.19         7.600          113             3.21           1.99
   7.75%  to  7.99%         20            91,468,668       11.64         7.825          110            10.68           0.95
   8.00%  to  8.24%         31           176,616,975       22.47         8.142          112            21.14           1.32
   8.25%  to  8.49%         40           195,717,311       24.90         8.395          115            23.63           1.27
   8.50%  to  8.74%         34           115,858,395       14.74         8.589          116            13.87           0.86
   8.75%  to  8.99%         19            84,609,465       10.76         8.871          118             8.39           2.37
   9.00%  to  9.24%          8            36,052,703        4.59         9.084          130             4.33           0.25
   9.25%  to  9.49%          2             7,207,185        0.92         9.324          114             0.92           0.00
---------------------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE      194       $  786,138,493      100.00%        8.295%         116            87.82%         12.18%
---------------------------------------------------------------------------------------------------------------------------------



All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This Term Sheet is furnished to prospective investors on a confidential basis solely for the purposes of evaluating the investment offered hereby. The information contained herein may not be reproduced or used in whole or in part for any other purpose.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. No underwriter makes any representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. Each underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

This material is furnished to you by one of the underwriters listed above, and not by the issuer of the securities. None of the underwriters listed above is acting as agent for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.

                            PRELIMINARY - SUBJECT TO

                  CHANGE STRUCTURAL AND COLLATERAL TERM SHEET

                        ALLOCATION OF PREPAYMENT PREMIUMS


Prepayment premiums will be allocated between the Publicly Offered Certificates then entitled to principal distributions and the Class X Certificates as follows:

     - A percentage of all prepayment premiums (either fixed prepayment premiums or yield maintenance amount) will be allocated to each class of the Publicly Offered Certificates then entitled to principal distributions, which percentage will be equal to the product of (a) the percentage of the total principal distribution that such Class receives, and (b) a fraction (expressed as a percentage which can be no greater than 100% nor less than 0%), the numerator of which is the excess of the Pass-Through Rate of such Class of the Publicly Offered Certificates currently receiving principal over the relevant discount rate, and the denominator of which is the excess of the mortgage rate of the related Mortgage Loan over the discount rate.

                Prepayment          (Pass-Through Rate - Discount Rate )
            Premium Allocation  =
                Percentage          (Mortgage Rate - Discount Rate)


     - The remaining percentage of the Prepayment Premiums will be allocated to the Class X Certificates

     - In general, this formula provides for an increase in the percentage of Prepayment Premiums allocated to the Publicly Offered Certificates then entitled to principal distributions relative to the Class X Certificates as discount rates decrease and a decrease in the percentage allocated to such Classes as discount rates rise

Allocation of Prepayment Premiums Example

Discount Rate Fraction Methodology:
   Mortgage Rate                                =         9%
   Bond Class Rate                              =         7%
   Discount Rate                                =         6%


BOND CLASS ALLOCATION              CLASS X ALLOCATION
-----------------------------------------------------------------------------
7% - 6%
------- = 33 1/3%                  Receives excess premiums = 66 2/3% thereof
9% - 6%




All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This Term Sheet is furnished to prospective investors on a confidential basis solely for the purposes of evaluating the investment offered hereby. The information contained herein may not be reproduced or used in whole or in part for any other purpose.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. No underwriter makes any representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. Each underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

This material is furnished to you by one of the underwriters listed above, and not by the issuer of the securities. None of the underwriters listed above is acting as agent for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.

                        PRELIMINARY - SUBJECT TO CHANGE

                      STRUCTURAL AND COLLATERAL TERM SHEET


             DISTRIBUTION OF MORTGAGED PROPERTIES BY PROPERTY TYPE

                                                 AGGREGATE       % OF INITIAL       MAXIMUM                      WTD. AVG.
                               NUMBER OF       CUT-OFF DATE         MORTGAGE      CUT-OFF DATE     WTD. AVG.      STATED
                               MORTGAGED         PRINCIPAL            POOL          PRINCIPAL      MORTGAGE      REMAINING
PROPERTY TYPES                 PROPERTIES         BALANCE           BALANCE          BALANCE         RATE        TERM (MO.)
-----------------------------------------------------------------------------------------------------------------------------
Office                             46         $  269,198,624         34.24%       $ 29,159,803       8.344%         115
Anchored Retail                    11            112,813,598         14.35          31,483,555       8.361          112
Industrial                         35            101,271,591         12.88          12,558,042       8.298          117
Multifamily                        41             97,345,435         12.38          14,385,472       8.180          116
Unanchored Retail                  39             85,889,380         10.93           6,319,280       8.187          113
Industrial/Office                  12             46,071,582          5.86          18,874,391       8.374          111
Mixed Use                           9             25,669,635          3.27          11,426,513       8.257          110
Mobile Home Park                    5             18,603,586          2.37           6,815,006       8.297          110
Limited Service Hotel               5             12,973,506          1.65           5,795,196       7.475          169
CTL                                 3              7,744,281          0.99           3,155,510       8.931          231
Self Storage                        4              6,636,104          0.84           2,596,919       8.439          108
Assisted Living                     1              1,921,171          0.24           1,921,171       9.140          112
-----------------------------------------------------------------------------------------------------------------------------
TOTAL / WEIGHTED AVERAGE          211         $  786,138,493        100.00%                          8.295%         116
-----------------------------------------------------------------------------------------------------------------------------

                                               WTD. AVG.
                               WTD. AVG.     CUT-OFF DATE
                                U/W NCF        LOAN-TO-
PROPERTY TYPES                   DSCR        VALUE RATIO
-----------------------------------------------------------
Office                           1.30x          68.81%
Anchored Retail                  1.28           75.52
Industrial                       1.33           69.88
Multifamily                      1.29           74.71
Unanchored Retail                1.36           68.40
Industrial/Office                1.36           71.57
Mixed Use                        1.64           64.73
Mobile Home Park                 1.36           74.65
Limited Service Hotel            1.60           69.55
CTL                              1.01           81.99
Self Storage                     1.41           61.09
Assisted Living                  1.85           65.79
-----------------------------------------------------------
TOTAL / WEIGHTED AVERAGE         1.33X          70.83%
-----------------------------------------------------------




                                  [PIE GRAPH]

Office              34.24%
Anchored Retail     14.35%
Industrial          12.88%
Multifamily         12.38%
Unanchored Retail   10.93%
Industrial/Office    5.86%
Mixed Use            3.27%
Mobile Home Park     2.37%
Hotel                1.65%
Limited Service      0.99%
Self Storage         0.84%
Assisted Living      0.24%


All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This Term Sheet is furnished to prospective investors on a confidential basis solely for the purposes of evaluating the investment offered hereby. The information contained herein may not be reproduced or used in whole or in part for any other purpose.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. No underwriter makes any representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. Each underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

This material is furnished to you by one of the underwriters listed above, and not by the issuer of the securities. None of the underwriters listed above is acting as agent for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.

                 PRELIMINARY - SUBJECT TO CHANGE STRUCTURAL AND

                             COLLATERAL TERM SHEET


                 DISTRIBUTION OF MORTGAGED PROPERTIES BY STATE


                                             AGGREGATE                                                              WTD. AVG.
                            NUMBER OF      CUT-OFF DATE      % OF INITIAL       CUMULATIVE %                          STATED
                            MORTGAGED        PRINCIPAL         MORTGAGE       OF INITIAL POOL       WTD. AVG.       REMAINING
STATE                       PROPERTIES        BALANCE        POOL BALANCE         BALANCE         MORTGAGE RATE     TERM (MO.)
--------------------------------------------------------------------------------------------------------------------------------
California                      40          127,668,588          16.24%            16.24%             8.195%           114
New York                        22           81,336,540          10.35%            26.59%             8.363%           117
Ohio                             8           53,484,178           6.80%            33.39%             8.251%           128
Florida                         15           53,282,130           6.78%            40.17%             8.252%           111
Washington                       9           42,471,715           5.40%            45.57%             7.753%           114
Massachusetts                   14           40,966,930           5.21%            50.78%             8.559%           121
Texas                           14           39,211,564           4.99%            55.77%             8.299%           114
Arizona                          5           33,058,725           4.21%            59.97%             8.421%           111
Louisiana                        2           31,793,371           4.04%            64.02%             8.472%           117
Georgia                          5           30,059,092           3.82%            67.84%             8.268%           115
Virginia                         6           23,363,612           2.97%            70.81%             8.494%           115
Pennsylvania                     6           22,185,703           2.82%            73.64%             8.812%           114
Puerto Rico                      1           19,063,254           2.42%            76.06%             8.170%           107
Michigan                         6           18,673,255           2.38%            78.44%             8.301%           111
Maryland                         3           17,516,787           2.23%            80.66%             8.796%           118
Oklahoma                         4           14,945,170           1.90%            82.57%             8.178%           111
Wisconsin                        1           14,886,077           1.89%            84.46%             7.670%           108
Delaware                         2           14,341,859           1.82%            86.28%             8.281%           113
New Hampshire                    3           11,665,984           1.48%            87.77%             8.670%           119
New Jersey                       5           10,838,111           1.38%            89.15%             8.376%           115
Indiana                          1            9,700,591           1.23%            90.38%             8.170%           111
Tennessee                        3            9,553,854           1.22%            91.60%             8.462%           141
Kentucky                         4            9,116,313           1.16%            92.76%             7.908%           103
Illinois                         2            7,711,518           0.98%            93.74%             8.829%           118
Minnesota                        2            6,989,431           0.89%            94.63%             8.232%           129
Virgin Islands                   1            6,061,116           0.77%            95.40%             9.310%           114
Nevada                           4            5,665,810           0.72%            96.12%             8.462%           118
Oregon                           3            4,332,096           0.55%            96.67%             7.467%           117
Iowa                             4            3,633,037           0.46%            97.13%             8.980%           113
Connecticut                      2            3,195,664           0.41%            97.54%             8.500%           117
Colorado                         3            3,095,198           0.39%            97.93%             7.718%           136
Alabama                          1            2,617,493           0.33%            98.26%             7.490%           107
South Carolina                   1            2,494,096           0.32%            98.58%             8.490%           115
New Mexico                       2            2,096,710           0.27%            98.85%             8.138%           196
Utah                             2            2,057,055           0.26%            99.11%             7.896%           106
North Dakota                     1            1,776,439           0.23%            99.33%             8.050%           196
Missouri                         1            1,527,284           0.19%            99.53%             7.100%            99
Arkansas                         1            1,478,987           0.19%            99.72%             7.150%           197
Idaho                            1            1,244,639           0.16%            99.88%             8.250%           112
South Dakota                     1              978,515           0.12%           100.00%             8.050%           108
--------------------------------------------------------------------------------------------------------------------------------
TOTAL / WEIGHTED AVERAGE       211         $786,138,493         100.00%                               8.295%           116
--------------------------------------------------------------------------------------------------------------------------------

                                                 WTD. AVG. CUT-
                              WTD. AVG. U/W      OFF DATE LOAN-
STATE                           NCF DSCR         TO-VALUE RATIO
----------------------------------------------------------------
California                        1.31x              68.18%
New York                          1.37               69.59%
Ohio                              1.39               72.98%
Florida                           1.33               75.36%
Washington                        1.34               69.34%
Massachusetts                     1.27               74.21%
Texas                             1.32               71.41%
Arizona                           1.26               70.93%
Louisiana                         1.32               58.55%
Georgia                           1.36               72.97%
Virginia                          1.27               70.55%
Pennsylvania                      1.36               71.60%
Puerto Rico                       1.25               82.88%
Michigan                          1.39               66.30%
Maryland                          1.25               74.71%
Oklahoma                          1.31               70.58%
Wisconsin                         1.31               74.43%
Delaware                          1.25               72.10%
New Hampshire                     1.26               75.26%
New Jersey                        1.28               72.14%
Indiana                           1.41               75.20%
Tennessee                         1.25               76.45%
Kentucky                          1.39               75.38%
Illinois                          1.27               69.11%
Minnesota                         1.27               71.62%
Virgin Islands                    1.34               73.03%
Nevada                            1.42               59.94%
Oregon                            1.33               63.81%
Iowa                              1.57               72.05%
Connecticut                       1.42               78.91%
Colorado                          1.89               44.04%
Alabama                           1.27               78.13%
South Carolina                    1.33               69.28%
New Mexico                        1.18               61.60%
Utah                              1.50               61.11%
North Dakota                      1.20               63.44%
Missouri                          1.29               71.04%
Arkansas                          1.66               61.62%
Idaho                             1.26               71.12%
South Dakota                      1.29               73.85%
----------------------------------------------------------------
TOTAL / WEIGHTED AVERAGE          1.33X              70.83%
----------------------------------------------------------------


All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This Term Sheet is furnished to prospective investors on a confidential basis solely for the purposes of evaluating the investment offered hereby. The information contained herein may not be reproduced or used in whole or in part for any other purpose.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. No underwriter makes any representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. Each underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

This material is furnished to you by one of the underwriters listed above, and not by the issuer of the securities. None of the underwriters listed above is acting as agent for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.

                           [UNITED STATES MAP GRAPH]

*Does not include 2 properties in Puerto Rico and the U.S. Virgin Islands representing 3.20% of the Initial Mortgage Pool Balance.




All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This Term Sheet is furnished to prospective investors on a confidential basis solely for the purposes of evaluating the investment offered hereby. The information contained herein may not be reproduced or used in whole or in part for any other purpose.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. No underwriter makes any representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. Each underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

This material is furnished to you by one of the underwriters listed above, and not by the issuer of the securities. None of the underwriters listed above is acting as agent for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.

                        PRELIMINARY - SUBJECT TO CHANGE

                      STRUCTURAL AND COLLATERAL TERM SHEET


             DISTRIBUTION OF MORTGAGE LOANS BY CUT-OFF DATE BALANCE


                                                    AGGREGATE
                                   NUMBER OF      CUT-OFF DATE      % OF INITIAL        CUMULATIVE %
                                    MORTGAGE        PRINCIPAL       MORTGAGE POOL     OF INITIAL POOL       WTD. AVG.
RANGE OF CUT-OFF DATE BALANCES       LOANS           BALANCE           BALANCE            BALANCE         MORTGAGE RATE
-------------------------------------------------------------------------------------------------------------------------
$          0  to  $    999,999         20        $   17,806,861          2.27%               2.27%            7.850%
$  1,000,000  to  $  2,499,999         84           135,050,362         17.18               19.44             8.128
$  2,500,000  to  $  4,999,999         41           137,506,305         17.49               36.94             8.407
$  5,000,000  to  $  7,499,999         24           141,808,503         18.04               54.97             8.316
$  7,500,000  to  $  9,999,999          7            60,639,209          7.71               62.69             8.293
$ 10,000,000  to  $ 14,999,999         10           127,976,511         16.28               78.97             8.347
$ 15,000,000  to  $ 19,999,999          6           104,707,384         13.32               92.29             8.454
$ 20,000,000  to  $ 31,999,999          2            60,643,358          7.71              100.00             8.113
-------------------------------------------------------------------------------------------------------------------------
TOTAL / WEIGHTED AVERAGE              194        $  786,138,493        100.00%                               8.295%
-------------------------------------------------------------------------------------------------------------------------

                                   WTD. AVG.
                                    STATED                          WTD. AVG. CUT-
                                   REMAINING       WTD. AVG. U/W    OFF DATE LOAN-
RANGE OF CUT-OFF DATE BALANCES     TERM (MO.)      NCF DSCR         TO-VALUE RATIO
------------------------------------------------------------------------------------
$          0  to  $    999,999        119             1.49x             57.38%
$  1,000,000  to  $  2,499,999        124             1.38              65.70
$  2,500,000  to  $  4,999,999        114             1.34              73.11
$  5,000,000  to  $  7,499,999        117             1.31              72.46
$  7,500,000  to  $  9,999,999        112             1.33              72.71
$ 10,000,000  to  $ 14,999,999        113             1.30              72.32
$ 15,000,000  to  $ 19,999,999        114             1.29              74.20
$ 20,000,000  to  $ 31,999,999        113             1.29              66.41
------------------------------------------------------------------------------------
TOTAL / WEIGHTED AVERAGE             116             1.33X             70.83%
------------------------------------------------------------------------------------




               [BAR GRAPH OF % OF INITIAL MORTGAGE POOL BALANCE]

 0.00 -  0.99              2.27%
 1.00 -  2.49             17.18%
 2.50 -  4.99             17.49%
 5.00 -  7.49             18.04%
 7.50 -  9.99              7.71%
10.00 - 14.99             16.28%
15.00 - 19.99             13.32%
20.00 - 31.99              7.71%

                 Range of Cut-off Date Principal Balances ($MM)


All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This Term Sheet is furnished to prospective investors on a confidential basis solely for the purposes of evaluating the investment offered hereby. The information contained herein may not be reproduced or used in whole or in part for any other purpose.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. No underwriter makes any representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. Each underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

This material is furnished to you by one of the underwriters listed above, and not by the issuer of the securities. None of the underwriters listed above is acting as agent for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.

                        PRELIMINARY - SUBJECT TO CHANGE

                      STRUCTURAL AND COLLATERAL TERM SHEET


       DISTRIBUTION OF MORTGAGE LOANS BY UNDERWRITTEN NET CASH FLOW DSCR

                                             AGGREGATE
                             NUMBER OF      CUT-OFF DATE     % OF INITIAL        CUMULATIVE %
                              MORTGAGE       PRINCIPAL       MORTGAGE POOL     OF INITIAL POOL        WTD. AVG.
 RANGE OF U/W NCF DSCR         LOANS          BALANCE           BALANCE            BALANCE          MORTGAGE RATE
-------------------------------------------------------------------------------------------------------------------
    1.00x  to  1.09x  (1)        3         $   7,744,281          0.99%              0.99%             8.931%
    1.10x  to  1.19x             5             6,376,657          0.81               1.80              7.763
    1.20x  to  1.24x            35           163,292,997         20.77              22.57              8.359
    1.25x  to  1.29x            54           275,461,458         35.04              57.61              8.344
    1.30x  to  1.39x            42           180,783,851         23.00              80.60              8.360
    1.40x  to  1.49x            28            99,113,477         12.61              93.21              8.132
    1.50x  to  1.59x            10            23,122,028          2.94              96.15              8.085
    1.60x  to  1.69x             7            13,686,447          1.74              97.89              7.442
    1.70x  to  1.79x             5             7,670,596          0.98              98.87              8.098
    1.80x  to  3.59x             5             8,886,702          1.13             100.00              7.954
-------------------------------------------------------------------------------------------------------------------
TOTAL / WEIGHTED AVERAGE       194         $ 786,138,493        100.00%                                8.295%
-------------------------------------------------------------------------------------------------------------------

                              WTD. AVG. STATED                       WTD. AVG. CUT-
                               REMAINING TERM      WTD. AVG. U/W     OFF DATE LOAN-
 RANGE OF U/W NCF DSCR             (MO.)             NCF DSCR        TO-VALUE RATIO
-------------------------------------------------------------------------------------
    1.00x  to  1.09x  (1)           231                1.01x             81.99%
    1.10x  to  1.19x                165                1.18              60.07
    1.20x  to  1.24x                115                1.23              74.52
    1.25x  to  1.29x                113                1.27              72.86
    1.30x  to  1.39x                113                1.33              68.81
    1.40x  to  1.49x                111                1.43              69.98
    1.50x  to  1.59x                105                1.55              63.04
    1.60x  to  1.69x                184                1.65              62.85
    1.70x  to  1.79x                131                1.73              51.18
    1.80x  to  3.59x                140                2.59              38.37
-------------------------------------------------------------------------------------
TOTAL / WEIGHTED AVERAGE            116                1.33X             70.83%
-------------------------------------------------------------------------------------

(1)   CTL loans



               [BAR GRAPH OF % OF INITIAL MORTGAGE POOL BALANCE]

1.00 - 1.09x          0.99%
1.10 - 1.19x          0.81%
1.20 - 1.24x         20.77%
1.25 - 1.29x         35.04%
1.30 - 1.39x         23.00%
1.40 - 1.49x         12.61%
1.50 - 1.59x          2.94%
1.60 - 1.69x          1.74%
1.70 - 1.79x          0.98%
1.80 - 3.59x          1.13%

                             Range of U/W NCF DSCR

All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This Term Sheet is furnished to prospective investors on a confidential basis solely for the purposes of evaluating the investment offered hereby. The information contained herein may not be reproduced or used in whole or in part for any other purpose.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. No underwriter makes any representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. Each underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

This material is furnished to you by one of the underwriters listed above, and not by the issuer of the securities. None of the underwriters listed above is acting as agent for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.

                        PRELIMINARY - SUBJECT TO CHANGE
                      STRUCTURAL AND COLLATERAL TERM SHEET


       DISTRIBUTION OF MORTGAGE LOANS BY CUT-OFF DATE LOAN TO VALUE RATIO

                                                 AGGREGATE      % OF INITIAL                                    WTD. AVG.
                               NUMBER OF       CUT-OFF DATE       MORTGAGE        CUMULATIVE      WTD. AVG.      STATED
RANGE OF CUT-OFF DATE LTV       MORTGAGE         PRINCIPAL          POOL         % OF INITIAL     MORTGAGE      REMAINING
          RATIO                  LOANS            BALANCE         BALANCE        POOL BALANCE       RATE        TERM (MO.)
----------------------------------------------------------------------------------------------------------------------------
    0.00%  to  49.99%              14        $   19,260,477         2.45%            2.45%         7.659%          143
   50.00%  to  54.99%              13            18,812,454         2.39             4.84          7.774           111
   55.00%  to  59.99%              13            50,250,627         6.39            11.24          8.338           117
   60.00%  to  64.99%              15            66,654,701         8.48            19.71          8.439           119
   65.00%  to  69.99%              32           100,113,825        12.73            32.45          8.326           120
   70.00%  to  74.99%              63           307,699,404        39.14            71.59          8.249           112
   75.00%  to  79.99%              39           195,165,704        24.83            96.42          8.408           116
   80.00%  to  84.99%               4            25,025,792         3.18            99.60          8.167           119
   85.00%  to  89.99%               1             3,155,510         0.40           100.00          9.070           233
----------------------------------------------------------------------------------------------------------------------------
TOTAL / WEIGHTED AVERAGE          194        $  786,138,493       100.00%                          8.295%          116
----------------------------------------------------------------------------------------------------------------------------

                               WTD. AVG.     WTD. AVG. CUT-
RANGE OF CUT-OFF DATE LTV       U/W NCF      OFF DATE LOAN-
          RATIO                  DSCR        TO-VALUE RATIO
-------------------------------------------------------------
    0.00%  to  49.99%            1.97x           39.31%
   50.00%  to  54.99%            1.49            52.99
   55.00%  to  59.99%            1.36            57.92
   60.00%  to  64.99%            1.31            62.90
   65.00%  to  69.99%            1.37            68.12
   70.00%  to  74.99%            1.31            73.24
   75.00%  to  79.99%            1.27            77.50
   80.00%  to  84.99%            1.22            83.00
   85.00%  to  89.99%            1.01            85.28
-------------------------------------------------------------
TOTAL / WEIGHTED AVERAGE         1.33X           70.83%
-------------------------------------------------------------


               [BAR GRAPH OF % OF INITIAL MORTGAGE POOL BALANCE]

Range of Cut-off Date LTV Ratio            % of Initial Mortgage Pool Balance
-------------------------------            ----------------------------------
       0.00 - 49.99                                  2.45%
      50.00 - 54.99                                  2.39%
      55.00 - 59.99                                  6.39%
      60.00 - 64.99                                  8.48%
      65.00 - 69.99                                 12.73%
      70.00 - 74.99                                 39.14%
      75.00 - 79.99                                 24.83%
      80.00 - 84.99                                  3.18%
      85.00 - 89.99                                  0.40%

All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This Term Sheet is furnished to prospective investors on a confidential basis solely for the purposes of evaluating the investment offered hereby. The information contained herein may not be reproduced or used in whole or in part for any other purpose.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. No underwriter makes any representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. Each underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

This material is furnished to you by one of the underwriters listed above, and not by the issuer of the securities. None of the underwriters listed above is acting as agent for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.

                        PRELIMINARY - SUBJECT TO CHANGE
                      STRUCTURAL AND COLLATERAL TERM SHEET

   DISTRIBUTION OF MORTGAGE LOANS BY REMAINING TERM TO SCHEDULED MATURITY/ARD

                                    NUMBER OF        AGGREGATE CUT-        % OF INITIAL       CUMULATIVE % OF       WTD. AVG.
RANGE OF REMAINING TERM TO           MORTGAGE      OFF DATE PRINCIPAL        MORTGAGE        INITIAL MORTGAGE       MORTGAGE
     MATURITY (MOS.)                  LOANS             BALANCE            POOL BALANCE        POOL BALANCE           RATE
-------------------------------------------------------------------------------------------------------------------------------
        0  to   83                       1           $   2,514,420             0.32%                0.32%            8.700%
       84  to  107                      38              84,880,014            10.80                11.12             7.750
      108  to  119                     132             659,241,584            83.86                94.98             8.389
      120  to  143                       1               1,251,703             0.16                95.13             7.500
      144  to  179                      12              14,814,806             1.88                97.02             7.779
      180  to  215                       3               5,132,499             0.65                97.67             7.681
      216  to  239                       7              18,303,467             2.33               100.00             8.043
-------------------------------------------------------------------------------------------------------------------------------
TOTAL / WEIGHTED AVERAGE               194           $ 786,138,493           100.00%                                 8.295%
-------------------------------------------------------------------------------------------------------------------------------

                                    WTD. AVG.
                                     STATED         WTD. AVG.      WTD. AVG. CUT-
RANGE OF REMAINING TERM TO          REMAINING        U/W NCF       OFF DATE LOAN-
     MATURITY (MOS.)                TERM (MO.)        DSCR         TO-VALUE RATIO
------------------------------------------------------------------------------------
        0  to   83                      55            1.25x            71.84%
       84  to  107                     104            1.35             70.87
      108  to  119                     113            1.32             71.42
      120  to  143                     121            1.48             60.76
      144  to  179                     162            1.56             47.67
      180  to  215                     190            1.33             61.51
      216  to  239                     224            1.38             71.25
------------------------------------------------------------------------------------
TOTAL / WEIGHTED AVERAGE               116            1.33X            70.83%
------------------------------------------------------------------------------------


               [BAR GRAPH OF % OF INITIAL MORTGAGE POOL BALANCE]

   RANGE OF REMAINING TERM               % OF INITIAL
TO SCHEDULED MATURITY (MONTHS)       MORTGAGE POOL BALANCE
-------------------------------      ---------------------
       0 -  83                              0.32%
      84 - 107                             10.80%
     108 - 119                             83.86%
     120 - 143                              0.16%
     144 - 179                              1.88%
     180 - 215                              0.65%
     216 - 239                              2.33%

All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This Term Sheet is furnished to prospective investors on a confidential basis solely for the purposes of evaluating the investment offered hereby. The information contained herein may not be reproduced or used in whole or in part for any other purpose.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. No underwriter makes any representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. Each underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

This material is furnished to you by one of the underwriters listed above, and not by the issuer of the securities. None of the underwriters listed above is acting as agent for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.

                        PRELIMINARY - SUBJECT TO CHANGE
                      STRUCTURAL AND COLLATERAL TERM SHEET


                                  TOP TEN LOANS

                                                                                                   AGGREGATE        % OF INITIAL
TEN LARGEST LOANS:                                                                               CUT-OFF DATE         MORTGAGE
                                                            LOAN                                   PRINCIPAL            POOL
PROPERTY NAME(S)                                         ORIGINATOR        PROPERTY TYPE            BALANCE           BALANCE
----------------------------------------------------------------------------------------------------------------------------------
Northpointe Plaza                                           SBRC          Anchored Retail       $   31,483,555          4.00
1615 Poydras Street                                          PW               Office                29,159,803          3.71
Medical Mutual of Ohio Office Building - Toledo &           ORIX              Office                19,762,226          2.51
Medical Mutual of Ohio Office Building - Beachwood*
Diplomat Centre                                              PW               Office                19,280,819          2.45
Western Plaza II Shopping Center                            SBRC          Anchored Retail           19,063,254          2.42
Metatec Building                                            SBRC         Industrial/Office          18,874,391          2.40
Red Lion Shopping Center                                    SBRC          Anchored Retail           16,949,946          2.16
Diamond Point Plaza                                          PW           Anchored Retail           15,295,228          1.95
Mount Vernon Medical Office Building                         PW               Office                15,243,746          1.94
250 Plaza Office Building                                   ORIX              Office                14,886,077          1.89
----------------------------------------------------------------------------------------------------------------------------------
TOTAL / WEIGHTED AVERAGE                                                                        $  199,999,044         25.44%
----------------------------------------------------------------------------------------------------------------------------------

                                                                                                     CUT-OFF
TEN LARGEST LOANS:                                                      STATED                      DATE LOAN-
                                                         MORTGAGE      REMAINING       U/W NCF       TO-VALUE
PROPERTY NAME(S)                                           RATE        TERM (MO.)       DSCR          RATIO
----------------------------------------------------------------------------------------------------------------
Northpointe Plaza                                          7.800%         109           1.27x         74.96%
1615 Poydras Street                                        8.450          117           1.31          57.18
Medical Mutual of Ohio Office Building - Toledo &          8.620          116           1.28          74.48
Medical Mutual of Ohio Office Building - Beachwood*                                     1.33          74.86
Diplomat Centre                                            8.450          118           1.20          64.27
Western Plaza II Shopping Center                           8.170          107           1.25          82.88
Metatec Building                                           8.200          108           1.42          73.16
Red Lion Shopping Center                                   8.860          114           1.36          72.13
Diamond Point Plaza                                        8.890          119           1.23          76.48
Mount Vernon Medical Office Building                       8.240          119           1.25          77.18
250 Plaza Office Building                                  7.670          108           1.31          74.43
----------------------------------------------------------------------------------------------------------------
TOTAL / WEIGHTED AVERAGE                                   8.309%         113           1.29X         71.89%
----------------------------------------------------------------------------------------------------------------

*    Represents a cross-defaulted and cross-collateralized loan group.








All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This Term Sheet is furnished to prospective investors on a confidential basis solely for the purposes of evaluating the investment offered hereby. The information contained herein may not be reproduced or used in whole or in part for any other purpose.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. No underwriter makes any representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. Each underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

This material is furnished to you by one of the underwriters listed above, and not by the issuer of the securities. None of the underwriters listed above is acting as agent for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.

                        PRELIMINARY - SUBJECT TO CHANGE

                      STRUCTURAL AND COLLATERAL TERM SHEET


                        SBRC #6603043 Northpointe Plaza


                                LOAN INFORMATION

CUT-OFF DATE BALANCE:               $31,483,555

% OF MORTGAGE POOL:                 4.00%

NOTE DATE:                          8/13/1999

MATURITY DATE/ARD:                  9/1/2029 / 9/1/2009

MORTGAGE RATE:                      7.80%

AMORTIZATION TERM:                  360

BORROWER/ SPONSOR:
Northpointe Plaza I, Inc. is owned by Wesbild, Inc., the U.S. subsidiary of the Canadian Wesbild Holdings, Ltd. It is a single purpose, bankruptcy remote entity with an independent director and a non-consolidation opinion. Since 1981, Wesbild Holdings Ltd. has developed shopping centers, apartments, golf courses, and master planned residential communities primarily in Washington, Idaho and British Columbia. As of March 31, 1999, Wesbild, Inc. had total assets in excess of $80MM and shareholders equity in excess of $35.6MM.

CALL PROTECTION AT ORIGINATION:
The loan is locked-out to prepayment for the first 35 payments of its term; subject to defeasance for the next 83 payments and open to prepayment without penalty for the last 2 payments.


                                 MAJOR TENANTS

                      BASE                    % OF TOTAL             LEASE
                    RENT PSF       NRSF          NRSF             EXPIRATION
                    --------       ----          ----             ----------
Safeway              $ 7.44       47,000        13.19%              11/1/10

Gart Sports          $10.56       45,658        12.81%             10/16/12

Petsmart             $13.10       26,175         7.35%              8/31/13


                                    RESERVES

Real estate taxes and insurance: One-twelfth of the estimated annual amounts escrowed monthly.

Replacement reserves: $53,456.04/year ($0.15 psf) escrowed monthly for the life of the loan.

Tenant improvements and leasing commissions: $152,750/year ($0.43 psf) escrowed monthly and capped at $458,250.

There was a tenant holdback at closing in the amount of $3,000,000 to be released when: the Borrower leases the space formerly occupied by Future Shop, Inc. to a new tenant, such new tenant commences paying rent at the time according to the lease, and the loan maintains a DSCR of 1.20 for six consecutive months.

As of July, 2000, the former Future Shop space has been leased to Linens 'N Things; occupancy is scheduled to begin in September, 2000.


                              PROPERTY INFORMATION

PROPERTY TYPE:                      Anchored Retail

STREET ADDRESS:                     9604-10220 North Newport Highway

CITY/STATE:                         Spokane, WA

YEAR BUILT/ RENOVATED:              1993 / NAP

PROPERTY SIZE:                      356,363 SF and 3 pad spaces

CUT-OFF DATE BALANCE PER SF:        $88.35

GENERAL CHARACTERISTICS:
The property is a 356,363 SF retail power center located in the Northtown area of Spokane, Washington. Anchor tenants include Safeway, Gart Sports, Petsmart, Staples and Linens 'n Things (scheduled to take occupancy in September, 2000). The center is also shadow-anchored by a Target Store that is not a part of the collateral.

Also included in the owned collateral are three pad spaces. These pad spaces are leased to Red Robin, Washington Mutual and Taco Bell. The subject is currently 95% leased and is one of the top retail centers in the Eastern Washington and Western Idaho region.

Currently, a sale of the property is underway. The sales contract is being finalized for approximately $44MM.

PROPERTY MANAGER:                   Wesbild Enterprises, Ltd., owned by the
                                    sponsor of the borrower.

OCCUPANCY (AS OF DATE):             95% (4/30/2000)

U/W NOI:                            $ 3,682,099

U/W NET CASH FLOW:                  $ 3,475,893

U/W NET CASH FLOW DSCR:             1.27x

APPRAISED VALUE ($ PSF):            $ 42,000,000 ($117.86 psf)

APPRAISAL DATE:                     5/4/1999

CUT-OFF DATE LTV RATIO:             74.96%

MATURITY DATE/ARD LTV RATIO:        67.18%

LOCKBOX:                            Springing (Triggered by ARD)

All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This Term Sheet is furnished to prospective investors on a confidential basis solely for the purposes of evaluating the investment offered hereby. The information contained herein may not be reproduced or used in whole or in part for any other purpose.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. No underwriter makes any representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. Each underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

This material is furnished to you by one of the underwriters listed above, and not by the issuer of the securities. None of the underwriters listed above is acting as agent for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.

                        PRELIMINARY - SUBJECT TO CHANGE

                      STRUCTURAL AND COLLATERAL TERM SHEET


                         PW #10651 1615 Poydras Street


                                LOAN INFORMATION

Cut-off Date Balance:               $29,159,803

% of Mortgage Pool:                 3.71%

Note Date:                          4/7/2000

Maturity Date / ARD:                5/1/2030 / 5/1/2010

Mortgage Rate:                      8.45%

Amortization Term:                 360 months


BORROWER/ SPONSOR:
The key principals of the borrower, Poydras LLC, are Gerald Nudo, Laurence Weiner, and Earl Weber. Mr. Nudo and Mr. Weiner are the principals of Marc Realty, which controls approximately 4.5 million square feet of office space, and Mr. Weber is a New Orleans real estate investor. Each of the key principals indemnifies the lender for fraud and certain environmental matters. Mr. Nudo, Mr. Weiner, and related investors hold about 60% of the equity in the borrower; Mr. Weber and related investors hold about 16% of the equity.

CALL PROTECTION AT ORIGINATION:
The loan is locked-out to prepayment for the first 47 payments of its term; subject to defeasance for the next 72 payments and open to prepayment without penalty for the last payment.


                                 MAJOR TENANTS

                    Base Rent                   % of Total        Lease
                      PSF             NRSF         NRSF         Expiration
                      ---             ----         ----         ----------
Freeport
McMoran             $ 14.98         309,821         62%           4/30/07


                                    RESERVES

Real estate taxes and insurance: One-twelfth of the estimated annual amount escrowed monthly.

Replacement reserves and tenant improvements and leasing commissions:
$700,000/year ($1.40 psf) escrowed monthly and capped at $5,000,000.


                              PROPERTY INFORMATION

PROPERTY TYPE:                      Office

STREET ADDRESS:                     1615 Poydras Street

LOCATION:                           New Orleans, LA

YEAR BUILT/ RENOVATED:              1984 / 1995

PROPERTY SIZE:                      501,741 SF

CUT-OFF DATE BALANCE PER SF:        $ 58.12

GENERAL CHARACTERISTICS:
The subject property is a 501,741 SF, 23-story Class A multi-tenant office building located in the Central Business District of New Orleans. The collateral includes the land (1.259 acres), building, and a six-level parking garage.

The largest occupant, Freeport-McMoran Copper & Gold Inc., has been in occupancy since the building was constructed in 1984, and Freeport and its affiliates and predecessors have never occupied less than their current 62% of floor area. The single Freeport lease is supported by two 50% lease guarantees from (1) Freeport-McMoRan Copper & Gold Inc. and from (2) IMC Global Inc.; the IMC Global guarantee runs until 2004, whereupon it is replaced with a guarantee from McMoran Exploration Company. In addition, the subject is occupied by ten other tenants.

PROPERTY MANAGER:                   Marc Realty, owned by the principals of
                                    the borrower.

OCCUPANCY:                          83% (4/5/2000)

U/W NOI:                            $ 4,220,875

U/W NET CASH FLOW:                  $ 3,520,643

U/W NET CASH FLOW DSCR:             1.31x

APPRAISED VALUE ($ PSF):            $ 51,000,000 ($101.65)

CUT-OFF DATE LTV RATIO:             57.18%

MATURITY DATE/ARD LTV RATIO:        51.75%

LOCKBOX:                            Hard; In-Place

All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This Term Sheet is furnished to prospective investors on a confidential basis solely for the purposes of evaluating the investment offered hereby. The information contained herein may not be reproduced or used in whole or in part for any other purpose.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. No underwriter makes any representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. Each underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

This material is furnished to you by one of the underwriters listed above, and not by the issuer of the securities. None of the underwriters listed above is acting as agent for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.

                        PRELIMINARY - SUBJECT TO CHANGE

                      STRUCTURAL AND COLLATERAL TERM SHEET


          ORIX #3727 Medical Mutual of Ohio Office Building - Toledo & ORIX #3729 Medical Mutual of Ohio Office Building - Beachwood


                                LOAN INFORMATION

CUT-OFF DATE BALANCE:               $ 19,762,226(1)

% OF MORTGAGE POOL:                 2.51%

NOTE DATE:                          3/28/2000

MATURITY DATE:                      4/1/2010

MORTGAGE RATE:                      8.62%

AMORTIZATION TERM:                  360

BORROWER/ SPONSOR:
MMTO, LLC for the Toledo property and MMBO, LLC for the Beachwood property. Both are SPEs as are their common sole member and their common manager, with the exception that the members and manager are allowed to own and manage both borrowers.

The borrowers are controlled by The Bentley Forbes Group (BFG), a privately held REIT. Its president, C. Frederick Wehba, II is the indemnitor on the loans. BFG is a national real estate organization headquartered in Los Angeles. BFG specializes in single tenant investment and sale-leaseback transactions with 1999 holdings of $580,000,000.

CALL PROTECTION AT ORIGINATION:
The loans are locked-out to prepayment for the first 28 payments of their terms; subject to defeasance for the next 88 payments and open to prepayment for the last 4 payments.


                                 MAJOR TENANTS

                         BASE                     % OF TOTAL      LEASE
                       RENT PSF         NRSF         NRSF       EXPIRATION
                       --------         ----         ----       ----------
Medical Mutual
of Ohio - Toledo         $ 12.80      160,000        100%        3/31/20
Medical Mutual
of Ohio - Beachwood      $ 13.73       51,000        100%        3/31/20

                                    RESERVES

Given that both properties are leased to a single tenant with a long term NNN Lease, reserves were waived for the loans.

Toledo property: Following an Event of Default, a monthly replacement reserve escrow in the amount of $56,800/year ($0.36 psf) and a monthly tenant improvement and leasing commission reserve in the amount of $85,248/year ($0.53 psf) will be required.

Beachwood property: Following an Event of Default, a monthly replacement reserve escrow in the amount of $18,870/year ($0.37 psf) and a monthly tenant improvement and leasing commission reserve in the amount of $30,143/year ($0.59 psf) will be required.


                              PROPERTY INFORMATION

PROPERTY TYPE:                      Office & Office

STREET ADDRESS:                     3737 Sylvania Avenue & 23700 Commerce
                                    Park Road

LOCATION:                           Toledo, OH & Beachwood, OH

YEAR BUILT/ RENOVATED:              1969 / 1999 & 1979 / 1998

PROPERTY SIZE:                      160,000 SF & 51,000 SF

CUT-OFF DATE BALANCE PER SF:        $ 91.70 & $ 99.81

GENERAL CHARACTERISTICS:

The Toledo property is a 160,000 SF office building located within 3 miles of the Toledo CBD. The improvements consist of a 2-story northern building with a structurally separate but connected 3-story southern building. There is also a separate 7,350 square foot annex used for file storage and a 625 square foot storage garage.

The Beachwood property is a 51,000 SF 2-story office building located in Beachwood, Ohio, an eastern suburb of Cleveland.

Both properties are 100% leased to Medical Mutual of Ohio, under NNN leases. The tenant is Ohio's oldest and largest health care insurer and is rated BB(pi) by Standard & Poor's.

PROPERTY MANAGER:                   Both properties are self managed by the
                                    tenant.

OCCUPANCY (AS OF DATE):             100% (3/23/2000)

U/W NOI:                            $ 1,890,672 & $ 682,449

U/W NET CASH FLOW:                  $ 1,748,624 & $ 633,436

U/W NET CASH FLOW DSCR:             1.28x & 1.33x

APPRAISED VALUE ($ PSF):            $ 19,700,000 ($ 123.13) & $ 6,800,000
                                    ($ 133.33)

CUT-OFF DATE LTV RATIO:             74.48% & 74.86%

MATURITY DATE/ARD LTV               67.69% & 68.04% RATIO:

LOCKBOX:                            None

1    Cross-collateralized mortgage loan group aggregate cut-off date balance.
Individual loan balances are $14,671,955 and $5,090,270, respectively. These loans are related to, but not crossed with, loan # 3583 Distribution Service Limited ($9,700,591). Combined, these three loans form a related mortgage loan group with an aggregate cut-off date balance of $29,462,816.


All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This Term Sheet is furnished to prospective investors on a confidential basis solely for the purposes of evaluating the investment offered hereby. The information contained herein may not be reproduced or used in whole or in part for any other purpose.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. No underwriter makes any representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. Each underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

This material is furnished to you by one of the underwriters listed above, and not by the issuer of the securities. None of the underwriters listed above is acting as agent for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.

                        PRELIMINARY - SUBJECT TO CHANGE

                      STRUCTURAL AND COLLATERAL TERM SHEET


                           PW # 10388 Diplomat Centre


                                LOAN INFORMATION

CUT-OFF DATE BALANCE:               $ 19,280,819

% OF MORTGAGE POOL:                 2.45%

ORIGINATION DATE:                   5/4/2000

MATURITY DATE:                      6/1/2010

MORTGAGE RATE:                      8.45%

AMORTIZATION TERM:                  360

BORROWER/ SPONSOR:
The borrower is 820 Second Avenue Associates, which is 29.1% owned by 820 Second Avenue One LP and 70.9% by 820 Second Avenue Two LP. Joseph Neumann is a 49.5% owner of both limited partnerships. Mr. Neumann is president and owner of Broadway Management Co., Inc. and has been active in the real estate industry for more than 30 years including acquisition, development, and management of office buildings and other commercial properties. Mr. Neumann has had ownership interest in and has managed over 12 million square feet of commercial properties.

CALL PROTECTION AT ORIGINATION:
The loan is locked-out to prepayment for the first 47 payments of its term and is subject to defeasance for the next 72 payments and open to prepayment without penalty for the last payment.


                                 MAJOR TENANTS

                        BASE                     % OF TOTAL        LEASE
                      RENT PSF         NRSF         NRSF         EXPIRATION
                      --------         ----         ----         ----------
UN Federal
Credit Union           $28.58         39,970         33%          12/31/07


                                    RESERVES

Real estate taxes and insurance: One-twelfth of the estimated annual amount escrowed monthly.

Replacement reserves: $19,039/year ($0.16 psf) escrowed monthly for the life of the loan.

Tenant improvements and leasing commissions: $100,000/year ($0.84 psf) escrowed monthly and capped at $250,000.


                              PROPERTY INFORMATION

PROPERTY TYPE:                      Office

STREET ADDRESS:                     820 Second Avenue

LOCATION:                           New York, NY

YEAR BUILT/ RENOVATED:              1960 / 1989

PROPERTY SIZE:                      119,760 SF

CUT-OFF DATE BALANCE PER SF:        $161.00

GENERAL CHARACTERISTICS:

The property is a 170,766 SF 19-story office building located at Second Avenue and 44th Street in Midtown Manhattan. The building was originally built in 1960, renovated in 1989 and was converted into office condominiums in 1995. The subject is located one block west of the United Nations complex near Grand Central Station and high-end residential neighborhoods.

The collateral for the subject loan consists of a condominium interest in 119,760 SF of office and retail as well as 4,113 SF of storage space. There are no plans for the sale of this space.

Seventeen tenants, the largest of which occupies 33% of the total NRSF, occupy the building.

PROPERTY MANAGER:                   The property is managed by Broadway
                                    Management, Inc., which is owned by Joseph
                                    Neumann.  The company has engaged in the
                                    operation and management of commercial
                                    properties since 1978.

OCCUPANCY (AS OF DATE):             98% (3/1/2000)

U/W NOI:                            $ 2,339,663

U/W NET CASH FLOW:                  $ 2,128,755

U/W NET CASH FLOW DSCR:             1.20x

APPRAISED VALUE ($ PSF):            $30,000,000 ($250.50)

CUT-OFF DATE LTV RATIO:             64.27%

MATURITY DATE/ARD LTV RATIO:        58.13%

LOCKBOX:                            None

All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This Term Sheet is furnished to prospective investors on a confidential basis solely for the purposes of evaluating the investment offered hereby. The information contained herein may not be reproduced or used in whole or in part for any other purpose.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. No underwriter makes any representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. Each underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

This material is furnished to you by one of the underwriters listed above, and not by the issuer of the securities. None of the underwriters listed above is acting as agent for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.

                        PRELIMINARY - SUBJECT TO CHANGE

                      STRUCTURAL AND COLLATERAL TERM SHEET

              SBRC #6603071 Western Plaza Shopping Center Phase II


                                LOAN INFORMATION

CUT-OFF DATE BALANCE:               $ 19,063,254

% OF MORTGAGE POOL:                 2.42%

NOTE DATE:                          6/15/1999

MATURITY DATE/ARD:                  7/1/29 / 7/1/09

MORTGAGE RATE:                      8.17%

AMORTIZATION TERM:                  360

BORROWER/ SPONSOR:
SFS Mayaguez, L.P. is a single purpose, bankruptcy remote entity with an independent director. It's sponsors are Jay Furman and Walter Samuels who are principals in Realty Investors Development Corp. (RIDC), whose portfolio has an aggregate value of over $500 million. Its portfolio consists of 200 shopping centers containing 20 million SF that are located in 36 states, Canada, and Puerto Rico. The two principals have a combined net worth in excess of $200 million and combined liquidity in excess of $10 million. Both of the Principals are indemnitors for the loan.

CALL PROTECTION AT ORIGINATION:
The loan is locked-out to prepayment for the first 37 payments of its term; subject to defeasance for the next 80 payments and open to prepayment without penalty for the last 3 payments.

                                 MAJOR TENANTS

                          BASE                          % OF TOTAL      LEASE
                        RENT PSF          NRSF             NRSF       EXPIRATION
                        --------          ----             ----       ----------
Sams Club                $ 5.00         Pad Lease           NAP        2/28/19
Mayaguez
                         $ 6.11         Pad Lease           NAP        9/30/28
Cinema, Corp.
Pep Boys                 $ 9.91         Pad Lease           NAP        11/30/17


                                    RESERVES

Real estate taxes and insurance: One-twelfth of the estimated annual amount escrowed monthly.

Replacement reserves: $6,909/year escrowed monthly for for three years.

Tenant improvements and leasing commissions: $21,714/year escrowed monthly for three years.

There was a tenant holdback at closing in the amount of $800,000 to be released when: the Borrower leases Pad T, the tenant for Pad T commences paying rent no less than $110,000/yr. and the property maintains a minimum DSCR of 1.25 to 1.0 for one month prior to request for release.


                              PROPERTY INFORMATION

PROPERTY TYPE:                      Anchored Retail

STREET ADDRESS:                     State Road No. 2, Kilometer 149.5

LOCATION:                           Mayaguez, PR

YEAR BUILT/ RENOVATED:              1998 / NAP

PROPERTY SIZE:                      45,880 SF and 7 pad spaces

CUT-OFF DATE BALANCE                $ 84.78 (including pad spaces)
PER SF:                             $ 415.50 (excluding pad spaces)

GENERAL CHARACTERISTICS:

The subject is a newly constructed shopping center located in Mayaguez, Puerto Rico. The collateral consists of 45,880 SF of retail space and 7 pad spaces.

Major tenants include: Sams Club (pad lease; 100,408 SF structure), Mayaguez Cinema (pad lease; 45,126 SF structure) and Pep Boys (pad lease; 19,673 SF structure).

The center is also shadow-anchored by a Kmart Super Store that opened in the spring of 1998.

In addition, there are 4 pad spaces leased to Taco Bell, KFC, and Mayaguez Car Wash. The fourth pad space is currently vacant and there is a holdback related to the leasing of the fourth pad space.

PROPERTY MANAGER:                   RD Management Corp. is wholly owned by the
                                    principals of the borrowing entity and
                                    manages all properties owned by RIDC.

OCCUPANCY (AS OF DATE):             98% (7/7/2000)

U/W NOI:                            $ 2,178,993

U/W NET CASH FLOW:                  $ 2,150,397

U/W NET CASH FLOW DSCR:             1.25x

APPRAISED VALUE ($ PSF):            $ 23,000,000

CUT-OFF DATE LTV RATIO:             82.88%

MATURITY DATE/ARD LTV  RATIO:       75.11%

LOCKBOX:                            Soft; Springing (Triggered by ARD)


All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This Term Sheet is furnished to prospective investors on a confidential basis solely for the purposes of evaluating the investment offered hereby. The information contained herein may not be reproduced or used in whole or in part for any other purpose.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. No underwriter makes any representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. Each underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

This material is furnished to you by one of the underwriters listed above, and not by the issuer of the securities. None of the underwriters listed above is acting as agent for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.

                        PRELIMINARY - SUBJECT TO CHANGE

                      STRUCTURAL AND COLLATERAL TERM SHEET


                         SBRC #6602507 Metatec Building


                                LOAN INFORMATION

CUT-OFF DATE BALANCE:               $ 18,874,391

% OF MORTGAGE POOL:                 2.40%

NOTE DATE:                          7/28/1999

MATURITY DATE:                      8/1/2009

MORTGAGE RATE:                      8.20%

AMORTIZATION TERM:                  360

BORROWER/ SPONSOR:
META Holdings, LLC, a single purpose entity with a non-consolidation opinion. It is wholly owned by Metatec Corporation. Metatec Corporation is also the tenant and the indemnitor of the loan. Metatec Corp. makes CD-ROMs and DVDs for companies such as Hewlett-Packard and Microsoft. The Founder and CEO, Jeffrey Wilkins, owns 9% of the corporation. Mr. Wilkins also founded the online service CompuServe. As of the end of 1999, Metatec had current assets of $29.1 MM and total equity of $37.9MM. 1999 sales revenue was $120.3 MM, a 48.7% increase from the previous year.

CALL PROTECTION AT ORIGINATION:
The loan is locked-out to prepayment for the first 36 payments of its term; subject to defeasance for the next 81 payments and open to prepayment without penalty for the last 3 payments.


                                 MAJOR TENANTS

                            BASE                     % OF TOTAL       LEASE
                          RENT PSF        NRSF          NRSF        EXPIRATION
                          --------        ----          ----        ----------
Metatec
International Inc.         $ 8.00        344,354        100%        7/31/2014


                                    RESERVES

Real estate taxes: One-twelfth of the estimated annual amount escrowed monthly.

Replacement reserves: $68,871/year ($0.20 psf) escrowed monthly for the life of the loan.

Tenant improvements and leasing commissions: Initial deposit of $1,650,000 ($4.79 psf) in the form of a letter of credit, which is held for the life of the loan.


                              PROPERTY INFORMATION

PROPERTY TYPE:                      Office/Industrial

STREET ADDRESS:                     7001 Metatec Boulevard

LOCATION:                           Dublin, OH

YEAR BUILT/ RENOVATED:              1986 / 1996

PROPERTY SIZE:                      344,354 SF

CUT-OFF DATE BALANCE PER SF:        $54.81

GENERAL CHARACTERISTICS:

The property is a 344,354 SF, Class A suburban office and warehouse facility located in northwest Columbus, Ohio. The property consists of two mixed-use (office/production/warehouse) buildings. The Phase I building was constructed in 1986/1987, with an addition/renovation in 1996 and another expansion completed in 1997. Phase I encompasses 197,264 SF, with approximately 55% of the space being used as office and 45% being used as a production facility. Phase II, completed in 1999, encompasses 147,090 SF and consists of approximately 10% office finish, 21% production space and 69% warehouse space.

The building is owned and occupied by a single tenant, Metatec Corporation. Metatec Corporation, a publicly traded company (NASDAQ: META) provides CD-ROM and DVD mastering, replication and distribution services to radio syndication customers for audio compact discs. Metatec has a fifteen year NNN lease at $8.00 psf.

PROPERTY MANAGER:                   Metatec Management, LLC, owned and operated
                                    by the borrower.

OCCUPANCY (AS OF DATE):             100% (7/28/1999)

U/W NOI                             $ 2,483,804

U/W NET CASH FLOW:                  $ 2,414,934

U/W NET CASH FLOW DSCR:             1.42x

APPRAISED VALUE ($ PSF):            $ 25,800,000 ($74.92)

CUT-OFF DATE LTV RATIO:             73.16%

MATURITY DATE/ARD LTV RATIO:        66.19%

LOCKBOX:                            None


All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This Term Sheet is furnished to prospective investors on a confidential basis solely for the purposes of evaluating the investment offered hereby. The information contained herein may not be reproduced or used in whole or in part for any other purpose.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. No underwriter makes any representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. Each underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

This material is furnished to you by one of the underwriters listed above, and not by the issuer of the securities. None of the underwriters listed above is acting as agent for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.

                         PRELIMINARY - SUBJECT TO CHANGE

                      STRUCTURAL AND COLLATERAL TERM SHEET


                     SBRC #6605032 Red Lion Shopping Center


                                LOAN INFORMATION

CUT-OFF DATE BALANCE:               $ 16,949,946

% OF MORTGAGE POOL:                 2.16%

NOTE DATE:                          2/8/2000

MATURITY DATE:                      2/1/2010

MORTGAGE RATE:                      8.86%

AMORTIZATION TERM:                  360

BORROWER/ SPONSOR:
API Red Lion Shopping Center Associates is a single purpose entity with a non-consolidation opinion and an independent director. It is owned by Leo S. Ullman, who is also the owner of SKR Management Corporation. SKR provides asset management services for approximately four million SF of office and retail properties, located primarily in the Mid-Atlantic region. Mr. Ullman has assets of $4,229,981, and a net worth of $1,900,981. Mr. Ullman is the indemnator for the loan.

CALL PROTECTION AT ORIGINATION:
The loan is locked-out to prepayment for the first 48 payments of its term; subject to greater of 1% of unpaid principal balance or yield maintance penalty for the next 70 payments and open to prepayment without penalty for the last 2 payments.


                                 MAJOR TENANTS

                            BASE                      % OF TOTAL       LEASE
                          RENT PSF         NRSF          NRSF        EXPIRATION
                          --------         ----          ----        ----------
Best Buy Stores,LP         $ 13.00        46,000         22.05%       1/31/2014
Sports Authority           $ 11.00        43,825         21.01%       8/14/2005
Ross Dress for Less        $ 11.23        29,483         14.14%       1/31/2001


                                    RESERVES

Real estate taxes: One-twelfth of the estimated annual amount escrowed monthly.

Replacement reserves: $32,654/year ($0.16 psf) escrowed monthly.

Tenant improvements and leasing commissions: $128,221/year ($0.61 psf) escrowed monthly, withdrawals are subject to lender approval or certain performance tests being satisfied.


                              PROPERTY INFORMATION

PROPERTY TYPE:                      Anchored Retail

STREET ADDRESS                      9898 Roosevelt Boulevard

LOCATION:                           Philadelphia, PA

YEAR BUILT/ RENOVATED:              1962 / 1999

PROPERTY SIZE:                      217,674 SF and 2 pad spaces

CUT-OFF DATE BALANCE PER SF:        $ 81.27

GENERAL CHARACTERISTICS:

Major tenants include Best Buys Stores, LP, Sports Authority, Ross Dress for Less, Lechters, Pets Plus Pet Center, and a new Staples. Since 1990, the property has undergone a variety of renovations and additions. The center contains 208,573 SF and 2 pad spaces leased to McDonald's and Taco Bell.

In July 2000, Staples completed construction and took occupancy of a 23,942 SF space. This increased the current SF of the center to 217,674 from 208,573 previously and increased the occupancy percentage to 100%.

PROPERTY MANAGER:                   Brentway Management Company, LLC, an
                                    affiliate of the borrower.

OCCUPANCY (AS OF DATE):             100% (7/26/2000)

U/W NOI:                            $ 2,367,642

U/W NET CASH FLOW:                  $ 2,206,767
U/W NET CASH FLOW DSCR:             1.36x

APPRAISED VALUE ($ PSF):            $ 23,500,000 ($107.96)

CUT-OFF DATE LTV RATIO:             72.13%

MATURITY DATE/ARD LTV RATIO:        65.96%

LOCKBOX:                            None


All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This Term Sheet is furnished to prospective investors on a confidential basis solely for the purposes of evaluating the investment offered hereby. The information contained herein may not be reproduced or used in whole or in part for any other purpose.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. No underwriter makes any representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. Each underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

This material is furnished to you by one of the underwriters listed above, and not by the issuer of the securities. None of the underwriters listed above is acting as agent for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.

                        PRELIMINARY - SUBJECT TO CHANGE

                      STRUCTURAL AND COLLATERAL TERM SHEET


                         PW #11128 Diamond Point Plaza


                                LOAN INFORMATION

CUT-OFF DATE BALANCE:               $ 15,295,228

% OF MORTGAGE POOL:                 1.95%

NOTE DATE:                          6/2/2000

MATURITY DATE:                      7/1/2010

MORTGAGE RATE:                      8.89%

AMORTIZATION TERM:                  360

BORROWER/ SPONSOR:
The borrower for the subject property is Diamond Point Plaza LP. The partners of Diamond Point Plaza LP are Oriole Commercial Associates L.P., Eastern DPP Properties, LLP, and American Way Commercial Associates, LP. The indemnitor of the loan is Konover Management Corporation, an affiliate of Konover & Associates. Konover & Associates is a full-service real estate company that owns or manages 48 residential communities with over 6,000 dwelling units, and six hotels with approximately 1,000 rooms. In addition, Konover & Associates currently manages over 80 retail properties in the Northeast with a combined area of 8.1 million square feet of retail space.

CALL PROTECTION AT ORIGINATION:
The loan is locked-out to prepayment for the first 47 payments of its term; subject to defeasance for the next 69 payments and open to prepayment without penalty for the last 4 payments.


                                 MAJOR TENANTS

                       BASE                      % OF TOTAL       LEASE
                     RENT PSF         NRSF          NRSF        EXPIRATION
                     --------         ----          ----        ----------
Sams Club             $9.10         140,020         55.7%         1/31/09
Ames                  $6.00          78,823         31.4%         1/31/10


                                    RESERVES

Real estate taxes and insurance: One-twelfth of the estimated annual amount escrowed monthly.

Replacement reserves: $38,649/year ($0.15 psf) escrowed monthly for the life of the loan.

Tenant improvements and leasing commissions: $40,000/year ($0.16 psf) escrowed monthly and capped at $120,000.


                              PROPERTY INFORMATION

PROPERTY TYPE:                      Anchored Retail

STREET ADDRESS:                     8250 Eastern Avenue

LOCATION:                           Baltimore, MD

YEAR BUILT/ RENOVATED:              1987 / NAP

PROPERTY SIZE:                      251,365 SF

CUT-OFF DATE BALANCE PER SF:        $ 60.85

GENERAL CHARACTERISTICS:
The property is a 251,365 square foot anchored shopping center located in Baltimore County, Maryland. The improvements were completed in 1989, and are situated on a 29.4 acre tract of land. The property is currently 98.2% occupied by 8 tenants, including a 140,020 SF Sams Club and a 78,823 SF Ames store.

PROPERTY MANAGER:                   Konover Management Corporation, an affiliate
                                    of the borrower.

OCCUPANCY (AS OF DATE):             98% (1/1/2000)

U/W NOI:                            $ 1,934,355

U/W NET CASH FLOW:                  $ 1,796,250

U/W NET CASH FLOW DSCR:             1.23x

APPRAISED VALUE ($ PSF):            $ 20,000,000 ($79.57)

CUT-OFF DATE LTV RATIO:             76.48%

MATURITY DATE/ARD LTV               69.82% RATIO:

LOCKBOX:                            None


All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This Term Sheet is furnished to prospective investors on a confidential basis solely for the purposes of evaluating the investment offered hereby. The information contained herein may not be reproduced or used in whole or in part for any other purpose.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. No underwriter makes any representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. Each underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

This material is furnished to you by one of the underwriters listed above, and not by the issuer of the securities. None of the underwriters listed above is acting as agent for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.

                        PRELIMINARY - SUBJECT TO CHANGE

                      STRUCTURAL AND COLLATERAL TERM SHEET


                 PW #11539 Mount Vernon Medical Office Building


                                LOAN INFORMATION

CUT-OFF DATE BALANCE:               $ 15,243,746

% OF MORTGAGE POOL:                 1.94%

NOTE DATE:                          6/29/2000

MATURITY DATE:                      7/1/2010

NET MORTGAGE RATE:                  8.24%

AMORTIZATION TERM:                  360

BORROWER/ SPONSOR:
The borrowing entity is MPA Mount Vernon Atlanta LLC, which is wholly owned by Medical Properties of America, LLC, with MPA Mount Vernon as its managing member. MPA is owned by MPA Venture, LLC and RAPMD LLC. RAPMD is a wholly owned subsidiary of Reckson Strategic Venture Partners LLC, a real estate venture capital fund formed to invest in real estate and real estate-related operating companies. PWRES holds a preferred equity interest in Reckson Strategic Venture Partners, LLC. MPA was formed in 1998 and buys and manages medical office buildings, surgery centers, and clinics for hospitals and doctors who want to free capital for other uses.

CALL PROTECTION AT ORIGINATION:
The loan is locked-out to prepayment for the first 24 payments after securitization and is subject to defeasance for the next 95 payments and open to prepayment without penalty for the last payment.


                                    RESERVES

Real estate taxes and insurance: One-twelfth of the estimated annual amount escrowed monthly.

Replacement reserves: $18,317/year ($0.22 psf) escrowed monthly.

Tenant improvements and leasing commissions: Initial deposit of $125,000/year ($1.47 psf) in the form of irrevocable letter of credit, which was posted at closing for year 1 and will be posted at the beginning of years 2, 3, and 4.


                              PROPERTY INFORMATION

PROPERTY TYPE:                      Office

STREET ADDRESS:                     755 Mount Vernon Highway

LOCATION:                           Atlanta, GA

YEAR BUILT/ RENOVATED:              1992 / NAP

PROPERTY SIZE:                      85,121 SF

CUT-OFF DATE BALANCE PER SF:        $ 179.08


GENERAL CHARACTERISTICS:

The property is a 85,121 SF, five-story Class A medical office building constructed in 1992. It is located in the affluent Central Perimeter portion of Atlanta, approximately 11 miles north of the central business district. Central Perimeter is the largest office submarket in metropolitan Atlanta in terms of office space, and has historically been one of Atlanta's top performing submarkets in terms of rental, occupancy, and absorption rates.

Thirty tenants, the largest of which occupies 10.4% of the total NRSF, occupy the building. The average tenant size is 2,843 square feet. All tenant spaces are used for medical offices, with the exception of a pharmacy on the first floor. Most of the tenants are affiliated with the nearby Northside Hospital. The building is built over the northern half of a three-level parking garage.

PROPERTY MANAGER:                   The property is self-managed by MPA's
                                    management team. Currently, MPA manages 8
                                    properties with a combined square footage of
                                    209,738. The team primarily manages medical
                                    office buildings, diagnostic centers, and
                                    surgery centers. MPA has managed properties
                                    since its first acquisition in June 1999.

OCCUPANCY (AS OF DATE):             100% (5/31/2000)

U/W NOI:                            $ 1,860,438

U/W NET CASH FLOW:                  $ 1,722,725

U/W NET CASH FLOW DSCR:             1.25x

APPRAISED VALUE ($ PSF):            $ 19,750,000 ($232.02)

CUT-OFF DATE LTV RATIO:             77.18%

MATURITY DATE/ARD LTV RATIO:        69.45%

LOCKBOX:                            None


All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This Term Sheet is furnished to prospective investors on a confidential basis solely for the purposes of evaluating the investment offered hereby. The information contained herein may not be reproduced or used in whole or in part for any other purpose.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. No underwriter makes any representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. Each underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

This material is furnished to you by one of the underwriters listed above, and not by the issuer of the securities. None of the underwriters listed above is acting as agent for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.

                        PRELIMINARY - SUBJECT TO CHANGE

                      STRUCTURAL AND COLLATERAL TERM SHEET


                      Orix #3452 250 Plaza Office Building


                                LOAN INFORMATION

CUT-OFF DATE BALANCE:               $ 14,886,077(1)

% OF MORTGAGE POOL:                 1.89%

NOTE DATE:                          7/12/1999

MATURITY DATE:                      8/1/2009

NET MORTGAGE RATE:                  7.67%

AMORTIZATION TERM:                  360

BORROWER/ SPONSOR:
East Milwaukee Operating Associates, Limited Partnership, a New Mexico limited partnership. Borrower is an SPE with one general partner which is a New Mexico limited liability company and also an SPE.

The Borrower and its general partner are effectively controlled by BGK Equities II and its principals, which include Mr. Fred Kolber, the indemnitor of the loan. The principals have extensive investment, trading, entrepreneurial and real estate experience, owning, controlling or managing 7.7 million square feet of income-producing property valued at $464,000,000.

An indirect 16% economic interest in all borrowers of the three related loans is held by Edward Gilbert, who was convicted in 1981 for securities fraud. Mr. Gilbert has no management control over the borrowers. See Prospectus Supplement for additional disclosure.

CALL PROTECTION AT ORIGINATION:
The loan is locked-out to prepayment for the first 36 payments of their terms; subject to defeasance for the next 80 payments and open to prepayment for the last 4 payments.


                                 MAJOR TENANTS

                       BASE                   % OF TOTAL       LEASE
                     RENT PSF        NRSF        NRSF        EXPIRATION
                     --------        ----        ----        ----------
The Marcus
Corporation(2)       $ 10.54        62,557        31%         2/28/03
BC Ziegler           $ 12.38        22,125        11%         2/29/04


                                    RESERVES

Real estate taxes and insurance: One-twelfth of the estimated annual amount escrowed monthly.

Tenant improvement and leasing commissions: Initial deposit of $150,000 ($0.74 psf) in the form of a letter of credit.

Other reserves have been deferred to be established upon a default. There is also provision for a springing lockbox in the event of reduction in DSCR to 1.10 or below.


                              PROPERTY INFORMATION

PROPERTY TYPE:                      Office

STREET ADDRESS:                     250 East Wisconsin Avenue

LOCATION:                           Milwaukee, WI

YEAR BUILT/ RENOVATED:              1973 / 1991

PROPERTY SIZE:                      201,408 SF

CUT-OFF DATE BALANCE PER SF:        $ 73.91


GENERAL CHARACTERISTICS:

Plaza 250 is a 201,408 SF, 20-story Class A office building with 14 floors of office space, 2 floors of retail/service space and a 4-level parking garage. The property is located in the downtown financial district of Milwaukee, Wisconsin. The tenant base is primarily public companies, asset or money management firms and financial institutions, as well as a four star restaurant.

PROPERTY MANAGER:                   Inland Companies has over 29 years of
                                    property development and management
                                    experience in the Greater Milwaukee area.
                                    Average experience among its property
                                    managers is 22 years and leasing agents
                                    average 16 years experience. Inland
                                    currently manages and leases over 1,424,000
                                    SF of office space within the area and has
                                    exclusive leasing contracts for another
                                    1,234,000 SF of office space.

OCCUPANCY (AS OF DATE):             86% (4/14/2000)

U/W NOI:                            $ 1,935,387

U/W NET CASH FLOW:                  $ 1,680,085

U/W NET CASH FLOW DSCR:             1.31x

APPRAISED VALUE ($ PSF):            $ 20,000,000 ($99.30)

CUT-OFF DATE LTV RATIO:             74.43%

MATURITY DATE/ARD LTV RATIO:        66.56%

LOCKBOX: Springing (Triggered by DSCR falling to or below 1.10x)

1    The subject loan is related to loans #3288 Bayshore Executive Plaza and
#3510 Park Square Court. Combined, these loans have an aggregate cut-off date balance of $25,084,840. The loans are not cross-defaulted or cross-collateralized.

2    Includes 6,895 SF of warehouse space.




All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This Term Sheet is furnished to prospective investors on a confidential basis solely for the purposes of evaluating the investment offered hereby. The information contained herein may not be reproduced or used in whole or in part for any other purpose.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. No underwriter makes any representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. Each underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

This material is furnished to you by one of the underwriters listed above, and not by the issuer of the securities. None of the underwriters listed above is acting as agent for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.


                                AM Page 27 of 27